UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2020

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14231 Tandem Blvd, Austin, Texas 78758
(Address of principal executive offices) (Zip Code)
(512) 837-7100
(Registrant’s telephone number, including area code)
2900 Esperanza Crossing, Austin, Texas 78758
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	CIA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2020, Grant G. Teaff, Chairman of the Compensation Committee of the Board of Directors of Citizens, Inc. (the “Company”), retired from the Board. Mr. Teaff has served on the Company’s Board since 2004.

On the same day, the Board unanimously approved the Nominating and Corporate Governance Committee’s recommendation to appoint Geoffrey M. Kolander, the Company’s President and Chief Executive Officer, as a director, effective immediately. Mr. Kolander was thereafter unanimously appointed as a Class B director by the currently serving Class B directors, in accordance with the Colorado Business Corporation Act and the Company’s Bylaws. The appointment reflects the Company’s commitment to ongoing Board refreshment efforts and its focus on strategic alignment between the Board and executive leadership.

Mr. Kolander has not been assigned to any Board committees. Mr. Kolander will not receive any additional compensation for his service on the Board and there are no special arrangements for Mr. Kolander in fulfilling his Board duties. There are no transactions between Mr. Kolander and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 8.01	Other Events

On February 13, 2020, the Company issued a press release announcing the election of Jerry D. Davis, Jr. as Chairman of the Board, replacing Dr. Robert B. Sloan, Jr., and the election of Gerald W. Shields as Vice-Chairman of the Board, replacing Dr. E. Dean Gage, each effective February 11, 2020. The press release also announced the retirement of Grant G. Teaff from the Board and the election of Geoffrey M. Kolander to the Board as a Class B elected director. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Citizens, Inc. press release, dated February 13, 2020.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Geoffrey M. Kolander
President and Chief Executive Officer
Date: February 13, 2020